Goodwill	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill

Note 9. Goodwill

Goodwill as of December 31, 2012 and September 30, 2013 was $24 million and $25 million, respectively. Goodwill as of September 30, 2013 consisted of the following: $22 million for the acquisition of NAPD in 2010, $2 million for a minor acquisition in 2008 and $1 million for a minor acquisition in 2013. Goodwill is not amortized, but instead the Company evaluates goodwill for impairment, as of December 31 of each year, unless conditions arise that would require a more frequent evaluation.

Note 5. Goodwill

Goodwill as of December 31, 2012 was $24 million and consisted of the following: $22 million for the acquisition of NAPD and $2 million for a minor acquisition in 2008.

In accordance with ASC Topic 805-740, the tax benefit for the excess of tax-deductible goodwill over the reported amount of goodwill is applied to first reduce the goodwill related to the initial acquisition in 2004. The tax benefit for the excess of tax deductible goodwill reduced reported goodwill by $4 million during 2012. The reported amount of goodwill for the 2004 acquisition was reduced to zero, and the remaining tax benefit will reduce the basis of intangible assets purchased in the 2004 acquisition. Any remaining tax benefit reduces the income tax provision.

The following table summarizes our goodwill activity, which is related to the Brake North America and Asia group and On and Off-highway reportable segment, during 2011 and 2012:

(Dollars in millions)
Balance at December 31, 2010	$59
Tax benefit reductions	(8)
Discontinued operations—Brake North America and Asia group(1)	(25)
Currency and other adjustments	2

Balance at December 31, 2011(1)	$28
Tax benefit reductions	(4)

Balance at December 31, 2012	$24

(1)	The goodwill as of December 31, 2011 excludes $25 million of goodwill in our Brake North America and Asia group, which is classified in discontinued operations.